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                                                                   Exhibit 23.01

                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]



INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the incorporation by reference in this Registration Statement of MK Gold Company (the Company) on Form S-8 of our report dated June 13, 1996, appearing in the Annual Report on Form 10-K of the Company for the year ended March 31, 1996.

/s/ Deloitte & Touche LLP

November 22, 1996